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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2005

                               Getty Realty Corp.
                       ----------------------------------
               (Exact name of registrant as specified in charter)

      Maryland                  001-13777                        11-3412575
      --------                  ---------                        ----------
      (State of                (Commission                      (IRS Employer
    Organization)              File Number)                  Identification No.)

125 Jericho Turnpike, Suite 103
Jericho, New York                                                    11753
---------------------------------------                              -----
(Address of principal executive offices)                           (Zip Code)

Registrant's Telephone Number, including area code: (516) 478-5400

                                 Not Applicable
                       -----------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 2.02. Results of Operations and Financial Condition

      On May 4, 2005, Getty Realty Corp. announced its earnings for the quarter ended March 31, 2005.

      A copy of the press release announcing these earnings is attached as
Exhibit 99.1.

Item 8.01. Other Events

      On March 28, 2005, Getty Realty Corp. announced that, effective on March 25, 2005, it had completed the acquisition of 23 convenience store and motor fuel properties located in Virginia. The aggregate consideration paid by Getty in this transaction was approximately $29.0 million.

      All 23 of the properties are triple-net leased to a leading convenience store operator with a network of more than 200 motor fuel/convenience stores in the Mid Atlantic and New England States. The triple-net lease has an initial term of 15 years and provides 3 renewal terms of 5 years each.

      A copy of the press release announcing this acquisition is attached as
Exhibit 99.2

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

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
Exhibit
Number                                    Description
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
99.1           Press Release, dated May 4, 2005, issued by Getty Realty Corp.
99.2           Press Release, dated March 28, 2005, issued by Getty Realty Corp.
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      The information contained in Item 2.02 and Exhibit 99.1 to this Current
Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GETTY REALTY CORP.

Date: May 4, 2005                      By: /s/Thomas J. Stirnweis
                                           --------------------------------
                                           Thomas J. Stirnweis
                                            Vice President, Treasurer and
                                            Chief Financial Officer

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INDEX TO EXHIBITS

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
  Exhibit                                      Description
------------        -----------------------------------------------------------------
Exhibit 99.1        Press Release, dated May 4, 2005, issued by Getty Realty Corp.

Exhibit 99.2        Press Release, dated March 28, 2005, issued by Getty Realty Corp.
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